DELAWARE(SM)
INVESTMENTS
------------

Delaware Limited-Term Government Fund


Current Income

2000 ANNUAL REPORT


(Current Income Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929


TABLE OF CONTENTS

Letter to Shareholders               1

Portfolio Management
Review                               3

Performance Summary                  6

Financial Statements

  Statement of Net Assets            7

  Statement of Operations            9

  Statements of Changes in
  Net Assets                        10

  Financial Highlights              11

  Notes to Financial
  Statements                        13

  Report of Independent
  Auditors                          16


A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.

o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o    We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o    We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors to manage approximately $43 billion in assets as of December 31, 2000.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

"AS THE YEAR
PROGRESSED, HOWEVER,
CHEAP GOVERNMENT
BONDS WOULD BECOME
AN INCREASINGLY
SCARCE COMMODITY."


Dear Shareholder

February 5, 2001

Recap of Events -- In 2000, U.S. Treasury securities produced their best calendar year since 1995, aiding the returns of many government bond funds. As the U.S. equities markets struggled in 2000, Treasuries benefited, playing their classic role as a haven for investors trying to offset stock losses. Treasury prices trended upward throughout most of the year, powered by demand that was partially generated by investors concerned over stock market volatility. Strong interest from overseas buyers, attracted to the strong U.S. dollar, also may have helped boost Treasury prices.

At the start of 2000, the stock market was flying high and U.S. Treasury securities had generally fallen out of favor. As the year progressed, however, cheap government bonds would become an increasingly scarce commodity. The initial spark in the Treasury market may have been generated by the U.S. Treasury Department's announced plan to repurchase long-term debt. Cautious investors looking for conservative investments served to drive prices even higher.

During the summer, as it became clear that the U.S. Federal Reserve Board had finished raising interest rates, the market for government bonds was infused with new demand and continued to rally. Fears of economic slowdown in the fall allowed government markets to cap a strong year by finishing near new highs. At year-end, Treasury yields were near their two-year lows. The two-year Treasury note yielded 4.83% at the end of 2000, while the 10-year Treasury note had fallen to 5.11% from its 6.44% yield at the end of 1999 (Source: Bloomberg).

Delaware Limited-Term Government Fund provided a total return of +8.59% (Class A shares at net asset value with distributions reinvested) for the year ended December 31, 2000. Your Fund's return was in line with that of its peers in the Lipper Short-Intermediate Government Funds Average, which posted a +8.56% return during the same period. It outpaced the +7.99% return for the Merrill Lynch 1-3 Year G overnment Bond Index, the Fund's benchmark.

Total Return

For the Period Ended December 31, 2000                                One Year
-------------------------------------------------------------------------------
Delaware Limited-Term Government Fund -- Class A Shares                +8.59%
-------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Government Bond Index                           +7.99%
Lipper Short-Intermediate Government Funds Average (97 funds)          +8.56%
-------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on page 6. For U.S. Treasury securities, interest and principal repayment at maturity are guaranteed by the U.S. government, unlike mutual fund dividends and share values, which are not guaranteed. The Merrill Lynch 1-3 Year Government Bond Index is an unmanaged composite that generally tracks the market for U.S. Treasury securities with maturities of one to three years. The Lipper category represents the average returns of short-intermediate government funds tracked by Lipper (Source: Lipper, Inc.). You cannot invest directly in an index. Past performance does not guarantee future results.

Market Outlook -- After the close of our reporting period, the Federal Reserve Board began lowering short-term interest rates in an effort to stabilize the slowing economy. We expect to see short-term interest rates come down further in 2001 and believe this would be a potentially positive development for your Fund.

Although the U.S. economy has slowed considerably in recent months, we think that the prospects for positive economic growth in 2001 remain strong. While many government bond funds saw stronger-than-usual returns in 2000, we caution investors against expecting the impossible. Yearly returns cannot continually outpace historical averages.

Your Fund seeks a high, stable level of income while attempting to minimize fluctuations in principal and provide maximum liquidity. We believe that your Fund -- an intermediate-term fund -- can continue to play a role for investors who may need all or some of their money in a shorter period of time than someone investing strictly for long-term capital appreciation. We encourage bond fund investors to keep in mind their broad goals and investment time horizons, and seek help in devising a regular investment plan.

Thank you for your continued commitment to Delaware Investments.


Sincerely,


/s/  Charles E. Haldeman, Jr.             /s/   David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Paul C. Grillo, Jr.
Portfolio Manager

Stephen R. Cianci
Portfolio Manager

February 5, 2001

PORTFOLIO MANAGEMENT REVIEW

The Fund's Results
Delaware Limited-Term Government Fund returned +8.59% for the year ended December 31, 2000 (Class A shares at net asset value with distributions reinvested). The year was generally a strong one for short-intermediate government funds, as evidenced by the +8.56% return of your Fund's average peer in the Lipper Short-Intermediate Government Funds class.

When we last reported to you at mid-fiscal year, we described how the market for U.S. Treasury securities had undergone a sustained rally during the first half of 2000. We spent much of the first half of 2000 repositioning your Fund in order to benefit from an increased demand for Treasuries, which produced positive first-half results for your Fund and many of its peers.

In our previous report, we also indicated that we would be keeping an eye out for changing investor sentiment. We felt there was a chance that the Treasury market could peak and non-Treasury sectors could return to favor.

While other sectors did begin to represent more attractive values to us during the second half of our fiscal year, it was because Treasuries continued their rally, with prices rising and yields (which move inversely to price) reaching two-year lows in December. The result was a strong year for the Fund, with returns that are above its lifetime average annual returns.

Portfolio Highlights
At the start of our fiscal year, your Fund's allocation to U.S. Treasuries was 15.2%. The global economic recovery of 1999 had lessened demand for these securities, and we had lessened our weighting. Instead, we focused more on collateralized mortgage obligations (CMOs).

By the end of the first quarter of 2000, however, it was clear that Treasury markets were rallying, and we began positioning the portfolio to take advantage of the changing environment. Interest rate increases by the Federal Reserve, coupled with the st ock market volatility that began in March, helped boost Treasury prices. The Treasury Department's plan to buy back its longer-term bonds over time also contributed to the rally, although it usually did so by creating demand for longer-term bonds -- which are outside of the Delaware Limited-Term Government Fund Asset Allocation As of December 31, 2000investment objectives of Delaware Limited-Term Government Fund.

Delaware Limited-Term
Government Fund Asset Allocation
As of December 31, 2000

Collateralized Mortgage Obligations 24.0%

Asset-Backed Securities 6.8%

Commercial Mortgage-
Backed Securities 5.6%

Corporate Bonds 2.1%

Cash and Money
Market Instruments 1.3%

U.S. Treasury Obligations 28.2%

Agency Mortgage-Backed Securities 32.0%

Generally, however, the year was strong for all Treasury securities. The excess demand for long bonds led to a somewhat uncommon environment for much of the year -- one that bond traders sometimes refer to as an "inverted yield curve." This simply means that short-term bonds are currently cheaper than long-term bonds, a situation which is usually not the case.

During the summer months it became increasingly apparent that the Fed was finished with its extended campaign of interest rate hikes. This growing consensus that Fed tightening was over may have spurred an even broader demand for Treasuries. Rather than peaking, Treasury prices continued their upward trend through December. After the adjustments made to our Treasury allocation early in the fiscal year, we kept your Fund heavily weighted in these securities throughout the rest of 2000. As of December 31, 2000, Treasuries comprised 28.2% of the portfolio.

One of the Fund's objectives is to minimize the effect of interest rate changes on the portfolio of investments. We lowered the Fund's duration -- a measure of a bond or bond fund's sensitivity to interest rate changes -- when short-term interest rates were rising early in the year. We then kept it practically unchanged over the second half of 2000.

A lower duration means less sensitivity to interest rate changes. It also demands that we seek out undervalued sectors of our markets to achieve positive returns. As the year progressed, Treasury markets, with their rising prices, were clearly not the best place to seek value. Over the second half of the year, we turned to mortgage-backed securities issued by U.S. Government agencies, and to parts of the CMO market. By fiscal year end, CMOs, which are securities derived from pools of mortgages, had become the Fund's largest allocation. After having reduced our allocation of CMOs significantly over the course of the year's first half, we increased it again to 24.0% of the portfolio as of December 31, 2000.

Looking forward, we anticipate turning to markets other than Treasuries when buying new securities for the Fund. As supply shrinks, Treasuries could remain in demand, keeping them overvalued relative to other fixed-income securities.

Meanwhile, CMOs and the U.S. agency market continue to look relatively attractive. Credit in the U.S. agency market may have been given a boost this fall through an agreement with Congress. The agreement is designed to increase the disclosures made by Fannie Mae and Freddie Mac, two large mortgage lenders whose operations had come under criticism by legislators earlier in 2000.

Outlook

We believe the fixed-income markets are in transition. A strong U.S. dollar and a slowly dwindling supply of U.S. Treasuries have allowed the higher price levels in this market to be sustained. These phenomena are changing the way investors view our markets, and we think the trends seen in 2000 could well continue.

We will continue to monitor such market events and broad economic trends, in an effort to bring you strong investment results.

At the end of our fiscal year, the U.S. economy seemed to be reaching a pivotal point. We think it is clear that the direction of the economy in the first half of 2001 will play a large role in determining investor sentiment. If the Federal Reserve Board manages to achieve its desired soft landing for the economy, the chance of high demand for fixed-income securities is smaller. Even so, we believe that the new Fed bias toward decreased interest rates in 2001 bodes well for the prices of fixed-income securities that we already hold in the Fund.

FUND BASICS

Fund Objectives

The Fund seeks to provide a high,
stable level of current income, while
attempting to minimize fluctuations
in principal and provide maximum
liquidity.

Total Fund Net Assets
As of December 31, 2000
$226.19 million

Number of Holdings
As of December 31, 2000
324

Fund Start Date
November 24, 1985

Your Fund Management

Paul C. Grillo, Jr. joined
Delaware Investments in 1993,
after serving as a Mortgage
Strategist and Trader at Dreyfus
Corporation. He holds a bachelor's
degree from North Carolina State
University and an MBA from Pace
University. He is a Chartered
Financial Analyst.

Stephen R. Cianci joined
Delaware Investments in 1992.
He holds both a BS and an MBA
from Widener University. He became
co-manager of the Fund in January
1999. Mr. Cianci is an Adjunct
Professor of Finance at Widener
University and a Chartered
Financial Analyst.

Nasdaq Symbols
Class A  DTRIX
Class B  DTIBX
Class C  DTICX


DELAWARE LIMITED-TERM GOVERNMENT FUND PERFORMANCE

Growth of a $10,000 Investment
December 31, 1990 through December 31, 2000

                     Delaware
                   Limited-Term         Merrill Lynch
                    Government             1-3 Year
                   Fund Class A           Government
                   Class Shares             Index

12/31/1990           $ 9,721               $10,000
12/31/1991           $10,989               $11,168
12/31/1992           $11,607               $11,872
12/31/1993           $12,224               $12,514
12/31/1994           $11,994               $12,585
12/31/1995           $13,039               $13,969
12/31/1996           $13,520               $14,665
12/31/1997           $14,205               $15,641
12/31/1998           $15,266               $16,735
12/31/1999           $15,428               $17,248
12/31/2000           $16,756               $18,627

Chart assumes $10,000 invested on December 31, 1990. Fund performance is based on Class A shares and includes the effect of a 2.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to different charges and expenses. Returns on the chart were plotted as of the last day of each year shown. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through December 31, 2000       Lifetime     10 Years      Five Years      One Year
---------------------------------------------------------------------------------------
Class A (Est. 11/24/85)
  Excluding Sales Charge         +6.33%        +5.61%        +5.17%          +8.59%
  Including Sales Charge         +6.13%        +5.31%        +4.58%          +5.65%
---------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
  Excluding Sales Charge         +4.30%                      +4.29%          +7.68%
  Including Sales Charge         +4.30%                      +4.29%          +5.68%
---------------------------------------------------------------------------------------
Class C (Est. 11/28/95)
  Excluding Sales Charge         +4.41%                      +4.28%          +7.68%
  Including Sales Charge         +4.41%                      +4.28%          +6.68%
---------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 2.75% maximum front-end sales charge and an annual distribution and service fee not to exceed 0.15%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 2% if redeemed before the end of the third year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, 10-year, five-year, and one-year periods ended December 31, 2000 for Delaware Limited-Term Government Fund Institutional Class (Est. 11/24/85) were +6.46%, +5.77%, +5.33%, and +8.75%, respectively. The Institutional Class was originally made available without sales charges only to certain eligible institutional accounts on June 1, 1992. Performance prior to this inception date is based on Class A performance, adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.

Nasdaq Symbol Institutional Class: DTINX

Statement of Net Assets

DELAWARE LIMITED-TERM GOVERNMENT FUND

                                                       Principal       Market
December 31, 2000                                       Amount         Value
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities - 31.95%
Fannie Mae
  6.50% 12/1/14 to 7/1/29 ......................     $ 9,139,327     $ 9,119,477
  7.00% 5/1/29 .................................       1,403,278       1,403,716
  8.00% 7/1/02 to 10/1/29 ......................       2,766,887       2,850,593
  8.50% 8/1/07 to 8/1/17 .......................       4,439,145       4,593,559
  9.00 8/1/04 to 4/1/16 ........................       1,867,551       1,941,598
  9.25% 7/1/08 to 3/1/20 .......................         966,450       1,007,581
  10.00% 1/1/19 to 10/1/30 .....................       1,344,945       1,434,048
  10.50% 6/1/30 ................................         864,559         943,720
  11.00% 8/1/10 to 8/1/20 ......................       3,838,303       4,228,764
  12.50% 2/1/11 ................................          71,372          81,521
  13.00% 7/1/15 ................................         152,570         176,314
Freddie Mac
  8.00% 5/1/09 to 7/1/11 .......................       3,131,501       3,235,232
  8.50% 12/1/08 to 11/1/10 .....................       1,257,762       1,299,874
  8.75% 5/1/10 .................................         407,632         425,720
  9.00% 8/1/11 .................................         360,198         371,792
  9.50% 11/1/05 ................................         668,832         699,138
  11.00% 9/1/10 to 6/1/20 ......................         714,862         787,004
  11.50% 3/1/01 to 3/1/16 ......................       2,416,528       2,703,212
Freddie Mac - Gold
  7.00% 5/1/30 .................................       2,990,278       2,999,622
  7.50% 10/1/30 ................................       2,595,771       2,633,896
  8.00% 4/1/29 to 8/1/29 .......................       3,378,295       3,463,998
  9.00% 6/1/09 .................................         439,607         459,526
GNMA
  7.50% 8/15/29 to 11/15/29 ....................      13,479,660      13,734,201
  7.625% 2/15/22 ...............................       1,749,364       1,792,004
  8.00% 1/15/17 to 5/15/17 .....................         803,711         832,594
  9.00% 5/15/16 to 2/15/17 .....................         576,572         602,999
  9.50% 6/15/16 to 11/15/17 ....................         650,495         683,666
  11.00% 12/15/09 to 5/15/20 ...................       1,575,514       1,751,143
  11.50% 7/15/15 ...............................          22,846          25,680
  12.50% 12/15/10 ..............................          43,344          49,616
GNMA GPM
  11.50% 4/15/10 to 4/15/13 ....................          90,615         101,970
  12.00% 10/15/10 ..............................          49,977          57,146
  12.25% 9/15/13 to 5/15/14 ....................         178,762         203,061
  13.75% 9/15/14 ...............................          47,689          55,081
GNMA II
  9.50% 11/20/20 to 11/20/21 ...................       1,559,476       1,647,196
  9.75% 11/20/16 to 12/20/17 ...................         215,858         227,258
  10.00% 1/20/20 to 11/20/20 ...................         789,090         858,382
  10.50% 11/15/15 to 6/20/20 ...................         194,050         210,453
  11.00% 9/20/15 to 10/20/15 ...................         569,439         631,543
  11.50% 12/20/17 to 10/20/18 ..................         139,700         153,889
  12.00% 4/20/14 to 5/20/16 ....................       1,174,151       1,320,622
  12.50% 10/20/13 to 1/20/14 ...................         404,122         459,367
                                                                     -----------
Total Agency Mortgage-Backed Securities
  (cost $71,309,851) ...........................                      72,257,776
                                                                     -----------

                                                        Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Asset-Backed Securities - 6.82%
Fordo 2000-F A2 6.56% 5/15/04 ....................    $ 5,950,000    $ 6,034,602
Peco 1999-A-A4 5.80% 3/1/07 ......................      2,015,000      1,993,943
Peoplefirst.com Auto Receivable Trust
  2000-2 A4 6.43% 9/15/07 ........................      3,000,000      3,022,969
Residential Asset Securities Series 2000-KSA
  Class AI3 7.355% 1/25/26 .......................      4,280,000      4,359,611
                                                                     -----------
Total Asset-Backed Securities
  (cost $15,243,792) .............................                    15,411,125
                                                                     -----------
Collateralized Mortgage Obligations - 23.95%
Fannie Mae
  Series 1994-23 Class PK
  6.00% 5/25/10 ..................................      6,250,000      6,227,313
  Series 1998-W3 Class A3 6.50% 7/25/28 ..........      3,487,000      3,528,181
Fannie Mae Strip Series 46 Class 2
  11.00% 12/1/03 .................................        853,113        889,330
Freddie Mac
  Series 26 Class F 9.50% 2/15/20 ................      2,095,835      2,189,524
  Series 69 Class F 9.00% 12/15/05 ...............        420,320        422,879
  Series 1468 Class HA 5.00% 2/15/21 .............      5,170,000      5,011,746
  Series 2073 Class VA 6.50% 12/15/05 ............      7,679,010      7,767,233
GNMA
  Series 1998-9 Class B
  6.85% 12/20/25 .................................      5,486,721      5,545,221
  Series 1999-23 Class VB
  6.50% 3/20/10 ..................................     10,000,000     10,131,500
Investor GNMA Mortgage-Backed Securities
  Trust Series 1984-4 Class F 10.875%
  10/25/13 .......................................         60,161         60,989
Residential Accredit Loans
  Series 1998-QS6 Class CB6
  6.75% 5/25/28 ..................................      6,192,974      6,207,094
Residential Funding Mortgage Security
  Series 1999-S10 Class A1
  6.25% 4/25/14 ..................................      6,215,132      6,183,621
                                                                     -----------
Total Collateralized Mortgage Obligations
  (cost $52,735,919) .............................                    54,164,631
                                                                     -----------
Commercial Mortgage-Backed
  Securities - 5.60%
DLJ Commercial Mortgage Series 1999-CG1
  Class A1A 6.08% 8/10/08 ........................      4,941,831      4,930,107
First Union National Bank Commercial
  Mortgage Series 1999-C4 Class A1
  7.184% 9/15/08 .................................      4,750,134      4,929,417
Lehman Large Loan Series 97-LLI Class A1
  6.84% 9/12/06 ..................................      2,745,000      2,811,466
                                                                     -----------
Total Commercial Mortgage-Backed
  Securities (cost $12,204,961) ..................                    12,670,990
                                                                     -----------

                                                       Principal       Market
Delaware Limited-Term Government Fund                   Amount         Value
--------------------------------------------------------------------------------
Corporate Bonds - 2.05%
Computer Sciences 7.50% 8/8/05 .................     $ 4,500,000     $ 4,645,764
                                                                     -----------
Total Corporate Bonds (cost $4,487,445) ........                       4,645,764
                                                                     -----------
U.S. Treasury Obligations - 28.23%
U.S. Treasury Bonds
  *10.75% 8/15/05 ..............................      10,605,000      13,011,847
  11.625% 11/15/04 .............................       7,600,000       9,299,907
U.S. Treasury Notes
  5.75% 10/31/02 to 8/15/10 ....................      26,665,000      27,348,996
  5.875% 11/15/04 ..............................       8,680,000       8,909,039
  7.875% 11/15/04 ..............................       4,830,000       5,287,908
                                                                     -----------
Total U.S. Treasury Obligations
  (cost $63,523,972) ...........................                      63,857,697
                                                                     -----------
Repurchase Agreements - 1.40%
With BNP Paribas 6.00% 1/2/01
  (dated 12/29/00, collateralized by
  $324,000 U.S.Treasury Notes 11.625%
  due 11/15/02, market value $365,685,
  and $139,000 U.S. Treasury Notes 11.875%
  due 11/15/03, market value $166,183
  and $480,000 U.S. Treasury Notes
  11.625% due 11/15/04, market
  value $595,135) ..............................       1,102,000       1,102,000
With Chase Manhattan 5.85% 1/2/01
  (dated 12/29/00, collateralized by
  $1,091,000 U.S. Treasury Notes 6.00%
  due 9/30/02, market
  value $1,121,363) ............................       1,094,000       1,094,000
With J.P. Morgan Securities 5.90% 1/2/01
  (dated 12/29/00, collateralized by
  $895,000 U.S. Treasury Bills due 3/29/01,
  market value $883,423 and $97,000
  U.S.Treasury Notes 10.75% due
  5/15/03, market value $109,923) ..............         973,000         973,000
                                                                     -----------
Total Repurchase Agreements
  (cost $3,169,000) ............................                       3,169,000
                                                                     -----------

--------------------------------------------------------------------------------
Total Market Value of Securities - 100.00%
  (cost $222,674,940) ........................................     $226,176,983
Receivables and Other Assets
  Net of Liabilities - 0.00% .................................            8,162
                                                                   ------------
Net Assets Applicable to 26,830,024
  Shares Outstanding - 100.00% ...............................     $226,185,145
                                                                   ============
Net Asset Value - Delaware Limited-Term
  Government Fund Class A
  ($208,565,038 / 24,739,925 Shares) .........................            $8.43
                                                                          -----
Net Asset Value - Delaware Limited-Term
  Government Fund Class B
  ($8,599,569 / 1,020,078 Shares) ............................            $8.43
                                                                          -----
Net Asset Value - Delaware Limited-Term
  Government Fund Class C
  ($4,506,392 / 534,561 Shares) ..............................            $8.43
                                                                          -----
Net Asset Value - Delaware Limited-Term
  Government Fund Institutional Class
  ($4,514,146 / 535,460 Shares) ..............................            $8.43
                                                                          -----
Components of Net Assets at December 31, 2000:
Shares of beneficial interest (unlimited
  authorization - no par) ....................................     $374,577,452
Accumulated net realized loss
  on investments..............................................     (151,855,197)
Net unrealized appreciation
  of investments .............................................        3,462,890
                                                                   ------------
Total net assets .............................................     $226,185,145
                                                                   ============
Net Asset Value and Offering Price per Share -
  Delaware Limited-Term Government Fund
Net asset value Class A (A) ..................................            $8.43
Sales charge (2.75% of offering price or 2.85%
  of amount invested per share) (B) ..........................             0.24
                                                                          -----
Offering price ...............................................            $8.67
                                                                          =====
---------------
 (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
 (B) See the current prospectus for purchases of $100,000 or more.
 GNMA - Government National Mortgage Association
 GPM - Graduate Payment Mortgage
*Fully or partially pledged as collateral for financial futures contracts.

                             See accompanying notes

Statement of Operations

Year Ended December 31, 2000              Delaware Limited-Term Government Fund
--------------------------------------------------------------------------------
Investment Income:
Interest ............................................               $18,605,592
                                                                    -----------
Expenses:
Management fees .....................................  $1,242,107
Dividend disbursing and transfer agent fees
  and expenses ......................................     680,579
Distribution expenses ...............................     505,021
Reports and statements to shareholders ..............     128,863
Custodian fees ......................................     107,865
Accounting and administration expenses ..............     103,755
Registration fees ...................................      69,066
Professional fees ...................................      47,204
Trustees' fees ......................................      18,451
Taxes (other than taxes on income) ..................       9,281
Other ...............................................      37,338     2,949,530
                                                        ---------
Less expenses paid indirectly .......................                    (5,714)
                                                                    -----------
Total expenses ......................................                 2,943,816
                                                                    -----------
Net Investment Income ...............................                15,661,776
                                                                    -----------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on:
  Investments .......................................                (4,183,847)
  Futures contracts .................................                  (737,575)
  Options written ...................................                  (364,231)
                                                                    -----------
Net realized loss ...................................                (5,285,653)
Net change in unrealized appreciation/depreciation
  of investments ....................................                 9,299,205
                                                                    -----------
Net Realized and Unrealized Gain on Investments .....                 4,013,552
                                                                    -----------
Net Increase in Net Assets Resulting from Operations.               $19,675,328
                                                                    ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                           Delaware Limited-Term Government Fund
--------------------------------------------------------------------------------
                                                             Year Ended
                                                        12/31/00    12/31/99

Increase (Decrease) in Net Assets from Operations:
Net investment income .............................  $ 15,661,776  $ 19,755,626
Net realized loss on investments ..................    (5,285,653)   (6,090,167)
Net change in unrealized appreciation/depreciation
  of investments ..................................     9,299,205   (10,466,154)
                                                     --------------------------
Net increase in net assets resulting from
  operations ......................................    19,675,328     3,199,305
                                                     --------------------------
Distributions to Shareholders from:
Net investment income:
  Class A .........................................   (14,539,495)  (17,911,570)
  Class B .........................................      (530,106)     (743,784)
  Class C .........................................      (321,628)     (340,211)
  Institutional Class .............................      (287,659)     (791,764)
                                                     --------------------------
                                                      (15,678,888)  (19,787,329)
                                                     --------------------------
Capital share transactions:
Proceeds from shares sold:
  Class A .........................................    34,998,438   122,671,414
  Class B .........................................     3,746,961     7,484,917
  Class C .........................................     7,709,822    12,877,720
  Institutional Class .............................     3,898,981     5,331,913

Net asset value of shares issued upon reinvestment
  of distributions:
  Class A .........................................    10,148,207    12,310,557
  Class B .........................................       319,999       500,770
  Class C .........................................       283,582       299,210
  Institutional Class .............................       285,460       792,517
                                                     --------------------------
                                                       61,391,450   162,269,018
                                                     --------------------------
Cost of shares repurchased:
  Class A .........................................  (103,022,764) (174,726,114)
  Class B .........................................    (8,103,460)   (8,694,266)
  Class C .........................................   (10,195,618)  (11,144,509)
  Institutional Class .............................    (4,225,367)  (22,133,639)
                                                     --------------------------
                                                     (125,547,209) (216,698,528)
                                                     --------------------------
Decrease in net assets derived from capital
  share transactions ..............................   (64,155,759)  (54,429,510)
                                                     --------------------------
Net Decrease in Net Assets ........................   (60,159,319)  (71,017,534)

Net Assets:
Beginning of period ...............................   286,344,464   357,361,998
                                                     --------------------------
End of period .....................................  $226,185,145  $286,344,464
                                                     ==========================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                          Delaware Limited-Term Government Fund Class A
----------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                       12/31/00       12/31/99       12/31/98       12/31/97        12/31/96
Net asset value, beginning of period ................   $8.270        $8.700          $8.620         $8.770          $9.050

Income (loss) from investment operations:
  Net investment income .............................    0.522         0.519           0.540          0.601           0.600
  Net realized and unrealized gain (loss) on
    investments .....................................    0.161        (0.429)          0.079         (0.150)         (0.280)
                                                        -------------------------------------------------------------------
  Total from investment operations ..................    0.683         0.090           0.619          0.451           0.320
                                                        -------------------------------------------------------------------
Less distributions:
  Distributions from net investment income ..........   (0.523)       (0.520)         (0.539)        (0.601)         (0.600)
                                                        -------------------------------------------------------------------
  Total distributions ...............................   (0.523)       (0.520)         (0.539)        (0.601)         (0.600)
                                                        -------------------------------------------------------------------
Net asset value, end of period ......................   $8.430        $8.270          $8.700         $8.620          $8.770
                                                        ===================================================================

Total return(1) .....................................    8.59%         1.07%           7.46%          5.23%           3.69%

Ratios and supplemental data:
  Net assets, end of period (000 omitted ............ $208,565      $262,776        $317,329       $355,079        $464,649
  Ratio of expenses to average net assets ...........    1.13%         1.00%           1.01%          0.98%           0.93%
  Ratio of net investment income to average
    net assets ......................................    6.36%         6.12%           6.32%          6.85%           6.80%
  Portfolio turnover ................................     273%          175%             69%            79%             83%


                                                                 Delaware Limited-Term Government Fund Class B
----------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                       12/31/00       12/31/99       12/31/98       12/31/97        12/31/96

Net asset value, beginning of period ................   $8.270        $8.700          $8.620         $8.770          $9.050

Income (loss) from investment operations:
  Net investment income .............................    0.453         0.447           0.467          0.522           0.524
  Net realized and unrealized gain (loss) on
    investments .....................................    0.160        (0.429)          0.079         (0.150)         (0.280)
                                                        -------------------------------------------------------------------
Total from investment operations ....................    0.613         0.018           0.546          0.372           0.244
                                                        -------------------------------------------------------------------
Less distributions:
  Distributions from net investment income ..........   (0.453)       (0.448)         (0.466)        (0.522)         (0.524)
                                                        -------------------------------------------------------------------
  Total distributions ...............................   (0.453)       (0.448)         (0.466)        (0.522)         (0.524)
                                                        -------------------------------------------------------------------
Net asset value, end of period ......................   $8.430        $8.270          $8.700         $8.620          $8.770
                                                        ===================================================================

Total return(1) .....................................    7.68%         0.22%           6.55%          4.35%           2.81%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........   $8,600       $12,483         $13,900        $12,119         $12,959
  Ratio of expenses to average net assets ...........    1.98%         1.85%           1.86%          1.83%           1.78%
  Ratio of net investment income to average
    net assets ......................................    5.51%         5.27%           5.47%          5.98%           5.91%
  Portfolio turnover ................................     273%          175%             69%            79%             83%

--------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                          Delaware Limited-Term Government Fund Class C
----------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                       12/31/00       12/31/99       12/31/98       12/31/97        12/31/96
Net asset value, beginning of period ................   $8.270        $8.700          $8.620         $8.770          $9.050

Income (loss) from investment operations:
  Net investment income .............................    0.453         0.447           0.467          0.524           0.524
  Net realized and unrealized gain (loss) on
    investments .....................................    0.160        (0.431)          0.079         (0.152)         (0.280)
                                                        -------------------------------------------------------------------
  Total from investment operations ..................    0.613         0.016           0.546          0.372           0.244
                                                        -------------------------------------------------------------------

Less distributions:
  Distributions from net investment income ..........   (0.453)       (0.446)         (0.466)        (0.522)         (0.524)
                                                        -------------------------------------------------------------------
  Total distributions ...............................   (0.453)       (0.446)         (0.466)        (0.522)         (0.524)
                                                        -------------------------------------------------------------------

Net asset value, end of period ......................   $8.430        $8.270          $8.700         $8.620          $8.770
                                                        ===================================================================

Total return(1) .....................................    7.68%         0.20%           6.56%          4.34%           2.81%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........   $4,506        $6,638          $4,932         $3,580          $3,090
  Ratio of expenses to average net assets ...........    1.98%         1.85%           1.86%          1.83%           1.78%
  Ratio of net investment income to average
    net assets ......................................    5.51%         5.27%           5.47%          5.98%           5.78%
  Portfolio turnover ................................     273%          175%             69%            79%             83%


                                                             Delaware Limited-Term Government Fund Institutional Class
----------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                       12/31/00       12/31/99       12/31/98       12/31/97        12/31/96

Net asset value, beginning of period ................   $8.270        $8.700          $8.620         $8.770          $9.050

Income (loss) from investment operations:
  Net investment income .............................    0.534         0.531           0.553          0.605           0.613
  Net realized and unrealized gain (loss) on
    investments .....................................    0.161        (0.428)          0.079         (0.150)         (0.280)
                                                        -------------------------------------------------------------------
  Total from investment operations ..................    0.695         0.103           0.632          0.455           0.333
                                                        -------------------------------------------------------------------
Less distributions:
  Distributions from net investment income ..........   (0.535)       (0.533)         (0.552)        (0.605)         (0.613)
                                                        -------------------------------------------------------------------
  Total distributions ...............................   (0.535)       (0.533)         (0.552)        (0.605)         (0.613)
                                                        -------------------------------------------------------------------
Net asset value, end of period ......................   $8.430        $8.270          $8.700         $8.620          $8.770
                                                        ===================================================================

Total return(1) .....................................    8.75%         1.22%           7.62%          5.39%           3.84%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........   $4,514        $4,448         $21,201        $32,902         $30,349
  Ratio of expenses to average net assets ...........    0.98%         0.85%           0.86%          0.83%           0.78%
  Ratio of net investment income to average
    net assets ......................................    6.51%         6.27%           6.47%          6.98%           6.92%
  Portfolio turnover ................................     273%          175%             69%            79%             83%

-------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of any applicable sales charge.

                             See accompanying notes

Notes to Financial Statements

December 31, 2000
--------------------------------------------------------------------------------
Delaware Group Limited-Term Government Funds (the "Trust") is organized as a Delaware business trust and offers one fund: Delaware Limited-Term Government Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 2.75%. Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The Fund seeks to provide a high, stable level of current income, while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Fund currently does not amortize market discounts and premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustments will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Fund. Additionally, the above adjustment will have no impact on the Fund's distributions, which are determined in accordance with federal income tax regulations. At this time, the Fund has not completed its analysis of the impact of this accounting change.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $5,714 for the year ended December 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreement and Other
   Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average net assets in excess of $2.5 billion. At December 31, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $6,144.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums. At December 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $22,531.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.15% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares. At December 31, 2000, the Fund had a liability for fees and other expenses payable to DDLP of $38,441.

For the year ended December 31, 2000, DDLP earned $21,804 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the year ended December 31, 2000, the Fund made purchases of $356,557,719 and sales of $438,521,332 of investment securities other than U.S. government securities and short-term investments.

At December 31, 2000, the cost of investments for federal income tax purposes was $222,704,920. At December 31, 2000, the net unrealized appreciation was $3,472,063 of which $4,496,119 related to unrealized appreciation of investments and $1,024,056 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of December 31, 2000, of $151,864,634 which may be carried forward and applied against future capital gains. Such capital loss carry forwards expire as follows: 2002 - $84,612,370, 2003 - $29,779,768, 2004 - $16,636,244,
2005 - $9,442,127, 2006 - $5,505,504 and $5,888,621 - 2008.

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                                        Year Ended
                                                 12/31/00        12/31/99
Shares sold:
  Class A ...................................    4,257,640      14,431,512
  Class B ...................................      454,562         883,214
  Class C ...................................      937,524       1,521,301
  Institutional Class .......................      471,297         627,622

Shares issued upon reinvestment of
  distributions:
  Class A ...................................    1,232,468       1,453,542
  Class B ...................................       38,875          59,133
  Class C ...................................       34,452          35,400
  Institutional Class .......................       34,629          92,791
                                                --------------------------
                                                 7,461,447      19,104,515
                                                --------------------------

Shares repurchased:
  Class A ...................................  (12,538,103)    (20,583,300)
  Class B ...................................     (983,382)     (1,030,538)
  Class C ...................................   (1,240,434)     (1,320,789)
  Institutional Class .......................     (508,533)     (2,619,975)
                                                --------------------------
                                               (15,270,452)    (25,554,602)
                                                --------------------------
Net decrease ................................   (7,809,005)     (6,450,087)
                                                ==========================

5. Futures Contracts
The Fund invests in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value o the contract at the time it was opened and the value of the contract at the time it is closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

--------------------------------------------------------------------------------
5. Futures Contracts (continued)
Financial futures contracts open at December 31, 2000 were as follows:

Contracts                          Notional                         Unrealized
to buy (sell)                  Cost (Proceeds)   Expiration Date    Gain (Loss)
-------------                  ---------------   ---------------    -----------
10 U.S. 10 Year
Treasury Note contracts          $1,046,719        March 2001         $1,875

(178) U.S. 5 Year
Treasury Note contracts         (18,348,031)       March 2001        (86,094)

70 U.S. 2 Year
Treasury Note contracts          14,175,875        March 2001         45,066

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

6. Options Written
During the year ended December 31, 2000, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended December 31, 2000, were as follows:

                                                  Number of
                                                  Contracts         Premiums
                                                  ---------         --------
Options outstanding at December 31, 1999 .......     --                --
Options written ................................     800            $232,113
Options terminated in closing purchase
  transactions .................................    (800)           (232,113)
Options expired ................................     --                --
Options exercised ..............................     --                --
                                                    ----            --------
Options outstanding at December 31, 2000 .......     --                --
                                                    ====            ========

7. Credit and Market Risk
The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may stripped (securities, which provide only principal and interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investments in the securities even if they are rated in the highest ranking categories.

8. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of December 31, 2000, or at any time during the year.

9. Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Fund designates distributions paid during the year as follows:

   (A)                   (B)
 Long-Term            Ordinary              (C)
Capital Gains          Income              Total
Distributions       Distributions      Distributions
 (Tax Basis)         (Tax Basis)        (Tax Basis)
-------------       -------------      -------------
     -                   100%               100%

-------------
(A) and (B) are based on a percentage of the Fund's total distributions.

Report of Independent Auditors


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Limited-Term Government Funds -- Delaware Limited-Term
Government Fund

We have audited the accompanying statement of net assets of Delaware Limited-Term Government Fund (the "Fund") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Limited-Term Government Fund at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                             /s/ Ernst & Young LLP
                                             ---------------------
                                                 Ernst & Young

Philadelphia, Pennsylvania
February 5, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital               International and Global           Tax-Exempt Income
  o Technology and                o Emerging Markets Fund            o National High-Yield
     Innovation Fund              o New Pacific Fund                    Municipal Bond Fund
  o American Services Fund        o Overseas Equity Fund             o Tax-Free USA Fund
  o Select Growth Fund            o International Equity Fund        o Tax-Free Insured Fund
  o Trend Fund                    o Global Equity Fund               o Tax-Free USA
  o Growth Opportunities          o Global Bond Fund                    Intermediate Fund
     Fund*                                                           o State Tax-Free Funds**
  o Small Cap Value Fund        Current Income
  o U.S. Growth Fund              o Delchester Fund                Stability of Principal
  o Tax-Efficient Equity Fund     o High-Yield                       o Cash Reserve
  o Social Awareness Fund            Opportunities Fund              o Tax-Free Money Fund
  o Growth Stock Fund             o Strategic Income Fund
                                  o Corporate Bond Fund.           Asset Allocation
Total Return                      o Extended Duration                o Foundation Funds
  o Blue Chip Fund                   Bond Fund                          Growth Portfolio
  o Devon Fund                    o American Government                 Balanced Portfolio
  o Growth and Income Fund           Bond Fund                          Income Portfolio
  o Decatur Equity                o U.S. Government
     Income Fund                     Securities Fund
  o REIT Fund                     o Limited-Term
  o Balanced Fund                    Government Fund
  o S&P 500 Fund

 *Formerly known as DelCap Fund.

**Currently available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, New Jersey, New Mexico, New York, North Dakota, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Limited-Term Government Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Limited-Term Government Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                            Thomas F. Madison
                                             President and Chief Executive Officer          Investment Manager
Charles E. Haldeman, Jr.                     MLM Partners, Inc.                             Delaware Management Company
Chairman                                     Minneapolis, MN                                Philadelphia, PA
Delaware Investments Family of Funds
Philadelphia, PA                             Janet L. Yeomans                               International Affiliate
                                             Vice President and Treasurer                   Delaware International Advisers Ltd.
Walter P. Babich                             3M Corporation                                 London, England
Board Chairman                               St. Paul, MN
Citadel Constructors, Inc.                                                                  National Distributor
King of Prussia, PA                          AFFILIATED OFFICERS                            Delaware Distributors, L.P.
                                                                                            Philadelphia, PA
David K. Downes                              William E. Dodge
President and Chief Executive Officer        Executive Vice President and                   Shareholder Servicing, Dividend
Delaware Investments Family of Funds         Chief Investment Officer, Equity               Disbursing and Transfer Agent
Philadelphia, PA                             Delaware Investments Family of Funds           Delaware Service Company, Inc.
                                             Philadelphia, PA                               Philadelphia, PA
John H. Durham
Private Investor                             Jude T. Driscoll                               2005 Market Street
Horsham, PA                                  Executive Vice President and                   Philadelphia, PA 19103-7057
                                             Head of Fixed Income
John A. Fry                                  Delaware Investments Family of Funds
Executive Vice President                     Philadelphia, PA
University of Pennsylvania
Philadelphia, PA                             Richard J.Flannery
                                             President and Chief Executive Officer
Anthony D. Knerr                             Delaware Distributors, L.P.
Consultant, Anthony Knerr & Associates       Philadelphia, PA
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4233)                                                        Printed in the USA
AR-022 [12/00] PPL 2/01                                                    J6769